Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Fourth Quarter and Full Year 2018 Results

•	Brand Portfolio FY’18 sales up 7.0%

•	Sam Edelman delivered record sales in FY’18

•	Naturalizer FY’18 same-store-sales up 4.6%

•	Famous Footwear FY’18 same-store-sales up 1.5%

•	Acquired Vionic and Blowfish Malibu in FY’18

•	Completed transition to in-house distribution center

•	Repositioning Allen Edmonds for FY’19

ST. LOUIS, March 21, 2019 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands, today reported fourth quarter 2018 financial results.

“In 2018, we continued to build on our strategic plan, as we gained market share in Brand Portfolio, delivered our seventh consecutive year of same-store-sales improvement at Famous Footwear, transitioned to an in-house distribution center facility, and acquired two new brands. This work has prepared us for the future and also positioned us for growth,” said Diane Sullivan, CEO, president and chairman of Caleres. “For 2019, we are focused on elevating our product assortment and our marketing at Famous Footwear, while delivering profitable growth. At Brand Portfolio, we plan to continue to expand our market share gains with strong organic growth and contribution from our new brands, Vionic and Blowfish. For Allen Edmonds, we will reduce our level of promotional activity to strengthen brand equity for the long-term.”

Fourth Quarter 2018 Results Versus 2017

•	Consolidated sales of $720.3 million, up 2.5%.

•	Brand Portfolio sales of $355.1 million were up 14.8%, including Vionic.

•	Famous Footwear same-store-sales were up 1.1%. Total sales of $365.2 million were down, as expected, as the fourth quarter of 2017 included an additional week.

•	Gross profit was $277.7 million, while gross margin was 38.6% and adjusted gross margin was 39.9%.

•	SG&A expense of $267.2 million represented 37.1% of sales, an improvement of nearly 90 basis points.

•	Operating loss of $94.4 million and adjusted operating earnings of $20.5 million.

•
The net loss for the quarter was $75.5 million, resulting in a loss per diluted share of $1.83 including $2.31 for the below items and a $0.10 benefit primarily related to the 2017 Tax Cuts and Jobs Act.

•	Allen Edmonds $2.01 non-cash impairment of goodwill and intangible assets and $0.02 of integration and reorganization expense.

•	Blowfish Malibu and Vionic acquisition and integration related expense of $0.15.

•	Distribution center transition expenses of $0.08 total.

•	Brand Portfolio expense of $0.04 related to brand exits.

•	Famous Footwear retail operations restructuring expense of $0.01.

•	Non-cash loss on early extinguishment of debt.

•	Adjusted net earnings were $16.0 million, while adjusted diluted net earnings per share were $0.38 and included approximately $0.08 of dilution related to Vionic interest and amortization expense.

Fiscal 2018 Results Versus 2017

•	Consolidated sales of $2,834.8 million, up 1.8%.

•	Brand Portfolio sales of $1,228.0 million were up 7.0%, including Vionic and Blowfish.

•	Famous Footwear same-store-sales were up 1.5%. Total sales of $1,606.8 million were down, as expected, as 2017 included a 53rd week.

•	Gross profit was $1,156.3 million, while gross margin was 40.8% and adjusted gross margin was 41.2%.

•	SG&A expense of $1,041.8 million represented 36.7% of sales, an improvement of nearly 45 basis points.

•	Operating earnings were $0.4 million and adjusted operating earnings of $127.0 million.

•	The net loss for the year was $5.4 million, resulting in a loss per diluted share of $0.13 including $2.43 for the below items and a $0.09 benefit primarily related to the 2017 Tax Cuts and Jobs Act.

•	Allen Edmonds $1.93 non-cash impairment of goodwill and intangible assets and $0.10 of acquisition, integration and reorganization expense.

•	Blowfish Malibu and Vionic acquisition and integration related expense of $0.27.

•	Distribution center transition expenses of $0.08 total.

•	Brand Portfolio expense of $0.04 related to brand exits.

•	Famous Footwear retail operations restructuring expense of $0.01.

•	Non-cash loss on early extinguishment of debt.

•
Adjusted net earnings of $95.1 million were up 2.1%, while adjusted diluted net earnings per share of $2.21 were up 2.3% and included approximately $0.10 of dilution related to Vionic interest and amortization expense.

Balance Sheet and Cash Flow

•	Cash and equivalents of $30.2 million and cash from operations of $129.6 million.

•	There was $335.0 million of outstanding borrowings under the revolving credit facility, following the October 18, 2018, acquisition of Vionic.

•	Inventory of $683.2 million was up 20.0% year-over-year and included $66.5 million of Vionic and Blowfish inventory.

•	Capital expenditures of $66.9 million were up year-over-year, due to investment in in-house distribution center capabilities.

•	Returned $55.8 million to shareholders in 2018 via share repurchases and dividends.

2019 Outlook

Consolidated net sales	$3.0 billion to $3.05 billion
Brand Portfolio sales	Up low- to mid-teens, including acquisitions
Famous Footwear same-store-sales	Up low- to mid-single digits
Adjusted earnings per diluted share*	$2.45 to $2.55
* Excludes ~$0.16 of expenses related to brand acquisitions and exits

Pension Presentation
Results for this year reflect the new accounting standard related to the presentation of retirement benefits, which impacted reported and adjusted 2017 operating income and margin. The effect of this new standard resulted in a shift of $4.7 million of retirement plan income from fourth quarter 2017 SG&A expense to other income, net. For fiscal 2017, this amount was $12.3 million. There was no impact to net earnings or earnings per share for the fourth quarter or for fiscal 2017, due to the adoption of this standard.

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, Thursday, March 21. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 1580868. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 1580868 through Wednesday, March 27.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) imposition of tariffs; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company’s information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company’s distribution centers; (xi) foreign currency fluctuations; (xii) changes to tax laws, policies and treaties; (xiii) the ability to recruit and retain senior management and other key associates;  (xiv) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xv) the ability to secure/exit leases on favorable terms; (xvi) the ability to maintain relationships with current suppliers; and (xvii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 3, 2018, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

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About Caleres
Caleres is a diverse portfolio of global footwear brands. Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear offers great casual and athletic brands for the entire family with convenient, curated, affordable collections. Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way. Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer. Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics. Rounding out our family of brands are Vionic, Vince, Franco Sarto, Dr. Scholl’s Shoes, LifeStride, Via Spiga, Blowfish Malibu, Bzees, Circus by Sam Edelman, Fergie and Ryka. Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first. Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

	(Unaudited)
	Thirteen Weeks Ended	Fourteen Weeks Ended	Fifty-Two Weeks Ended	Fifty-Three Weeks Ended
(Thousands, except per share data)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Net sales	$720,263	$702,465	$2,834,846	$2,785,584
Cost of goods sold	442,551	409,070	1,678,502	1,616,935
Gross profit	277,712	293,395	1,156,344	1,168,649
Selling and administrative expenses	267,210	266,862	1,041,765	1,036,051
Impairment of goodwill and intangible assets	98,044	—	98,044	—
Restructuring and other special charges, net	6,895	942	16,134	4,915
Operating (loss) earnings	(94,437)	25,591	401	127,683
Interest expense, net	(6,782)	(4,095)	(18,277)	(17,325)
Loss on early extinguishment of debt	(186)	—	(186)	—
Other income, net	3,054	4,749	12,308	12,348
(Loss) earnings before income taxes	(98,351)	26,245	(5,754)	122,706
Income tax benefit (provision)	22,924	(5,944)	273	(35,475)
Net (loss) earnings	(75,427)	20,301	(5,481)	87,231
Net earnings (loss) attributable to noncontrolling interests	25	(15)	(40)	31
Net (loss) earnings attributable to Caleres, Inc.	$(75,452)	$20,316	$(5,441)	$87,200

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(1.83)	$0.47	$(0.13)	$2.03

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(1.83)	$0.47	$(0.13)	$2.02

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	February 2, 2019	February 3, 2018
(Thousands)
ASSETS
Cash and cash equivalents	$30,200	$64,047
Receivables, net	191,722	152,613
Inventories, net	683,171	569,379
Prepaid expenses and other current assets	71,354	60,750
Total current assets	976,447	846,789

Property and equipment, net	230,784	212,799
Goodwill and intangible assets, net	549,897	339,168
Other assets	81,440	90,659
Total assets	$1,838,568	$1,489,415

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$335,000	$—
Trade accounts payable	316,298	272,962
Other accrued expenses	202,038	157,197
Total current liabilities	853,336	430,159

Long-term debt	197,932	197,472
Deferred rent	54,850	53,071
Other liabilities	97,015	89,751
Total other liabilities	349,797	340,294

Total Caleres, Inc. shareholders’ equity	634,053	717,489
Noncontrolling interests	1,382	1,473
Total equity	635,435	718,962
Total liabilities and equity	$1,838,568	$1,489,415

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Fifty-Two Weeks Ended	Fifty-Three Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018
OPERATING ACTIVITIES:
Net cash provided by operating activities	$129,589	$191,375

INVESTING ACTIVITIES:
Purchases of property and equipment	(62,483)	(44,720)
Capitalized software	(4,416)	(6,458)
Acquisition of Blowfish Malibu, net of cash received	(16,792)	—
Acquisition of Vionic, net of cash received	(352,666)	—
Net cash used for investing activities	(436,357)	(51,178)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	360,000	454,000
Repayments under revolving credit agreement	(25,000)	(564,000)
Repayments of capital lease obligations	(406)	—
Dividends paid	(11,983)	(12,027)
Debt issuance costs	(1,298)	—
Acquisition of treasury stock	(43,771)	(5,993)
Issuance of common stock under share-based plans, net	(4,372)	(3,816)
Net cash provided by (used for) financing activities	273,170	(131,836)
Effect of exchange rate changes on cash and cash equivalents	(249)	354
(Decrease) increase in cash and cash equivalents	(33,847)	8,715
Cash and cash equivalents at beginning of period	64,047	55,332
Cash and cash equivalents at end of period	$30,200	$64,047

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended			Fourteen Weeks Ended
	February 2, 2019			February 3, 2018
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings (Loss) Attributable to Caleres, Inc.	Diluted Earnings (Loss) Per Share

GAAP (loss) earnings		$(75,452)	$(1.83)		$20,316	$0.47

Charges/other items:
Impairment of goodwill and intangible assets	$98,044	83,044	2.01	$—	—	—
Integration and reorganization of men's brands	1,014	754	0.02	—	—	—
Logistics transition	4,488	3,326	0.08	—	—	—
Blowfish Malibu acquisition and integration-related costs	244	238	0.01	—	—	—
Vionic acquisition and integration-related costs	8,346	5,756	0.14	—	—	—
Brand Portfolio - business exits	2,395	1,779	0.04	—	—	—
Retail operations restructuring	392	287	0.01	942	596	0.02
Loss on early extinguishment of debt	186	138	0.00	—	—	—
Income tax reform	—	(3,891)	(0.10)	—	(294)	(0.01)
Total charges/other items	$115,109	$91,431	$2.21	$942	$302	$0.01
Adjusted earnings		$15,979	$0.38		$20,618	$0.48

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)
	(Unaudited)
	Fifty-Two Weeks Ended			Fifty-Three Weeks Ended
	February 2, 2019			February 3, 2018
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings (Loss) Attributable to Caleres, Inc.	Diluted Earnings (Loss) Per Share

GAAP (loss) earnings		$(5,441)	$(0.13)		$87,200	$2.02

Charges/other items:
Impairment of goodwill and intangible assets	$98,044	83,044	1.93	$—	—	—
Integration and reorganization of men's brands	5,841	4,328	0.10	8,912	5,569	0.13
Logistics transition	4,488	3,326	0.08	—	—	—
Blowfish Malibu acquisition and integration-related costs	2,022	1,557	0.04	—	—	—
Vionic acquisition and integration-related costs	13,368	9,926	0.23	—	—	—
Brand Portfolio - business exits	2,395	1,779	0.04	—	—	—
Retail operations restructuring	392	287	0.01	942	596	0.02
Loss on early extinguishment of debt	186	138	0.00	—	—	—
Income tax reform	—	(3,891)	(0.09)	—	(294)	(0.01)
Total charges/other items	$126,736	$100,494	$2.34	$9,854	$5,871	$0.14
Adjusted earnings		$95,053	$2.21		$93,071	$2.16

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS
	(Unaudited)
	Famous Footwear		Brand Portfolio		Other		Consolidated
	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Net sales	$365,160	$393,085	$355,103	$309,380	$—	$—	$720,263	$702,465
Gross profit	$156,028	$175,362	$121,684	$118,033	$—	$—	$277,712	$293,395
Adjusted gross profit	$156,028	$175,362	$131,669	$118,033	$—	$—	$287,697	$293,395
Gross profit rate	42.7%	44.6%	34.3%	38.2%	—%	—%	38.6%	41.8%
Adjusted gross profit rate	42.7%	44.6%	37.1%	38.2%	—%	—%	39.9%	41.8%
Operating earnings (loss)	$5,757	$13,093	$(94,979)	$26,700	$(5,215)	$(14,202)	$(94,437)	$25,591
Adjusted operating earnings (loss)	$6,149	$13,657	$19,149	$26,855	$(4,812)	$(13,979)	$20,486	$26,533
Operating earnings (loss) %	1.6%	3.3%	(26.7)%	8.6%	—%	—%	(13.1)%	3.6%
Adjusted operating earnings %	1.7%	3.5%	5.4%	8.7%	—%	—%	2.8%	3.8%
Same-store sales % (on a 13-week basis) (1)	1.1%	2.8%	0.2%	5.9%	—%	—%	—%	—%
Number of stores	992	1,026	229	236	—	—	1,221	1,262

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)
	(Unaudited)
	Famous Footwear		Brand Portfolio		Other		Consolidated
	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Gross profit	$156,028	$175,362	$121,684	$118,033	$—	$—	$277,712	$293,395
Charges/Other Items:
Blowfish Malibu acquisition and integration-related costs	—	—	244	—	—	—	244	—
Vionic acquisition and integration-related costs	—	—	7,973	—	—	—	7,973	—
Brand Portfolio - business exits	—	—	1,768	—	—	—	1,768	—
Total charges/other items	—	—	9,985	—	—	—	9,985	—
Adjusted gross profit	$156,028	$175,362	$131,669	$118,033	$—	$—	$287,697	$293,395
Operating earnings (loss)	$5,757	$13,093	$(94,979)	$26,700	$(5,215)	$(14,202)	$(94,437)	$25,591
Charges/Other Items:
Impairment of goodwill and intangible assets	—	—	98,044	—	—	—	98,044	—
Integration and reorganization of men's brands	—	—	984	—	30	—	1,014	—
Logistics transition	—	—	4,488	—	—	—	4,488	—
Blowfish Malibu acquisition and integration-related costs	—	—	244	—	—	—	244	—
Vionic acquisition and integration-related costs	—	—	7,973	—	373	—	8,346	—
Brand Portfolio - business exits	—	—	2,395	—	—	—	2,395	—
Retail operations restructuring	392	564	—	155	—	223	392	942
Total charges/other items	392	564	114,128	155	403	223	114,923	942
Adjusted operating earnings (loss)	$6,149	$13,657	$19,149	$26,855	$(4,812)	$(13,979)	$20,486	$26,533
(1) Fourteen week period ended February 3, 2018 excludes sales from Allen Edmonds.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Other		Consolidated
	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Net sales	$1,606,808	$1,637,627	$1,228,038	$1,147,957	$—	$—	$2,834,846	$2,785,584
Gross profit	$690,830	$724,434	$465,514	$444,215	$—	$—	$1,156,344	$1,168,649
Adjusted gross profit	$690,830	$724,434	$477,886	$449,154	$—	$—	$1,168,716	$1,173,588
Gross profit rate	43.0%	44.2%	37.9%	38.7%	—%	—%	40.8%	42.0%
Adjusted gross profit rate	43.0%	44.2%	38.9%	39.1%	—%	—%	41.2%	42.1%
Operating earnings (loss)	$85,268	$92,230	$(42,206)	$80,211	$(42,661)	$(44,758)	$401	$127,683
Adjusted operating earnings (loss)	$85,660	$92,794	$78,745	$86,787	$(37,454)	$(42,044)	$126,951	$137,537
Operating earnings (loss) %	5.3%	5.6%	(3.4)%	7.0%	—%	—%	0.0%	4.6%
Adjusted operating earnings %	5.3%	5.7%	6.4%	7.6%	—%	—%	4.5%	4.9%
Same-store sales % (on a 52-week basis) (1)	1.5%	1.4%	(0.1)%	6.4%	—%	—%	—%	—%
Number of stores	992	1,026	229	236	—	—	1,221	1,262
(1) Fifty-three week period ended February 3, 2018 excludes sales from Allen Edmonds

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Other		Consolidated
	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Gross profit	$690,830	$724,434	$465,514	$444,215	$—	$—	$1,156,344	$1,168,649
Charges/Other Items:
Integration and reorganization of men's brands	—	—	—	4,939	—	—	—	4,939
Blowfish Malibu acquisition and integration-related costs	—	—	1,717	—	—	—	1,717	—
Vionic acquisition and integration-related costs	—	—	8,886	—	—	—	8,886	—
Brand Portfolio - business exits	—	—	1,769	—	—	—	1,769	—
Total charges/other items	—	—	12,372	4,939	—	—	12,372	4,939
Adjusted gross profit	$690,830	$724,434	$477,886	$449,154	$—	$—	$1,168,716	$1,173,588
Operating earnings (loss)	$85,268	$92,230	$(42,206)	$80,211	$(42,661)	$(44,758)	$401	$127,683
Charges/Other Items:
Impairment of goodwill and intangible assets	—	—	98,044	—	—	—	98,044	—
Integration and reorganization of men's brands	—	—	5,421	6,421	420	2,491	5,841	8,912
Logistics transition	—	—	4,488	—	—	—	4,488	—
Blowfish Malibu acquisition and integration-related costs	—	—	1,717	—	305	—	2,022	—
Vionic acquisition and integration-related costs	—	—	8,886	—	4,482	—	13,368	—
Brand Portfolio - business exits	—	—	2,395	—	—	—	2,395	—
Retail operations restructuring	392	564	—	155	—	223	392	942
Total charges/other items	392	564	120,951	6,576	5,207	2,714	126,550	9,854
Adjusted operating earnings (loss)	85,660	92,794	78,745	86,787	(37,454)	(42,044)	126,951	137,537

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended	Fourteen Weeks Ended	Fifty-Two Weeks Ended	Fifty-Three Weeks Ended
(Thousands, except per share data)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018

Net (loss) earnings attributable to Caleres, Inc.:
Net (loss) earnings	$(75,427)	$20,301	$(5,481)	$87,231
Net (earnings) loss attributable to noncontrolling interests	(25)	15	40	(31)
Net (loss) earnings attributable to Caleres, Inc.	(75,452)	20,316	(5,441)	87,200
Net earnings allocated to participating securities	—	(545)	—	(2,384)
Net (loss) earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$(75,452)	$19,771	$(5,441)	$84,816

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,150	41,799	41,756	41,801
Dilutive effect of share-based awards	—	198	—	179
Diluted common shares attributable to Caleres, Inc.	41,150	41,997	41,756	41,980

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(1.83)	$0.47	$(0.13)	$2.03

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(1.83)	$0.47	$(0.13)	$2.02

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended	Fourteen Weeks Ended	Fifty-Two Weeks Ended	Fifty-Three Weeks Ended
(Thousands, except per share data)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$16,004	$20,603	$95,013	$93,102
Net (earnings) loss attributable to noncontrolling interests	(25)	15	40	(31)
Adjusted net earnings attributable to Caleres, Inc.	15,979	20,618	95,053	93,071
Net earnings allocated to participating securities	(462)	(553)	(2,678)	(2,546)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$15,517	$20,065	$92,375	$90,525

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,150	41,799	41,756	41,801
Dilutive effect of share-based awards	127	198	118	179
Diluted common shares attributable to Caleres, Inc.	41,277	41,997	41,874	41,980

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.38	$0.48	$2.21	$2.17

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.38	$0.48	$2.21	$2.16

SCHEDULE 8

CALERES, INC.
RECONCILIATION OF INCOME TAX PROVISION AND EFFECTIVE TAX RATE (GAAP BASIS) TO ADJUSTED INCOME TAX PROVISION AND ADJUSTED EFFECTIVE TAX RATE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended			Fourteen Weeks Ended
	February 2, 2019			February 3, 2018
	(Loss) Earnings Before Income Taxes	Income Tax Benefit (Provision)	Effective Tax Rate	Earnings Before Income Taxes	Income Tax Provision	Effective Tax Rate

(Thousands)

GAAP basis	$(98,351)	$22,924	23.3%	$26,245	$(5,944)	22.6%

Charges/other items:
Impairment of goodwill and intangible assets	98,044	(15,000)		—	—
Integration and reorganization of men's brands	1,014	(260)		—	—
Logistics transition	4,488	(1,161)		—	—
Blowfish Malibu acquisition and integration-related costs	244	(6)		—	—
Vionic acquisition and integration-related costs	8,346	(2,590)		—	—
Brand Portfolio - business exits	2,395	(617)		—	—
Retail operations restructuring	392	(105)		942	(346)
Loss on early extinguishment of debt	186	(48)		—	—
Income tax reform	—	(3,891)		—	(294)
Total charges/other items	$115,109	$(23,678)	20.6%	$942	$(640)	67.9%
Adjusted basis	$16,758	$(754)	4.5%	$27,187	$(6,584)	24.2%

SCHEDULE 8

CALERES, INC.
RECONCILIATION OF INCOME TAX PROVISION AND EFFECTIVE TAX RATE (GAAP BASIS) TO ADJUSTED INCOME TAX PROVISION AND ADJUSTED EFFECTIVE TAX RATE (NON-GAAP BASIS)

	(Unaudited)
	Fifty-Two Weeks Ended			Fifty-Three Weeks Ended
	February 2, 2019			February 3, 2018
	(Loss) Earnings Before Income Taxes	Income Tax Benefit (Provision)	Effective Tax Rate	Earnings Before Income Taxes	Income Tax Provision	Effective Tax Rate

(Thousands)

GAAP basis	$(5,754)	$273	4.7%	$122,706	$(35,475)	28.9%

Charges/other items:
Impairment of goodwill and intangible assets	98,044	(15,000)		—	—
Acquisition, integration and reorganization of men's brands	5,841	(1,513)		8,912	(3,343)
Logistics transition	4,488	(1,161)		—	—
Blowfish Malibu acquisition and integration-related costs	2,022	(465)		—	—
Vionic acquisition and integration-related costs	13,368	(3,442)		—	—
Brand Portfolio - business exits	2,395	(617)		—	—
Retail operations restructuring	392	(105)		942	(346)
Loss on early extinguishment of debt	186	(48)		—	—
Income tax reform	—	(3,891)		—	(294)
Total charges/other items	$126,736	$(26,242)	20.7%	$9,854	$(3,983)	40.4%
Adjusted basis	$120,982	$(25,969)	21.5%	$132,560	$(39,458)	29.8%